Exhibit 99.1

Northern Oil and Gas, Inc. Announces Recent Drilling and Completion Activity

WAYZATA, MINNESOTA — June 6, 2011 — Northern Oil and Gas, Inc. (NYSE/AMEX: NOG) (“Northern Oil”) today announced recent completion results and current drilling activity.

SIGNIFICANT RECENT COMPLETION HIGHLIGHTS

Northern Oil participated in the Mustang #1-22H, a successful Bakken test well operated by Slawson Exploration in Mountrail County, North Dakota.  Northern Oil controls a 39.56% working interest in the well, which had an initial production rate of 1,829 barrels of oil per day (“BOPD”).  Northern Oil’s BOPD rates do not take into account flared natural gas production.  The well had an initial tubing pressure of 1,900 psi on an 8/64th choke.

In an important extensional discovery into eastern Montana, Northern Oil participated in the Tveit 25-36 #1H, a successful Bakken test well operated by URSA Resources in Richland County, Montana.  Northern Oil controls a 39.54% working interest in the well, which had an initial production rate of 501 BOPD.

Northern Oil recently participated in the Alamo #2-19-18H, a successful Bakken test well operated by Slawson Exploration in Mountrail County, North Dakota.  Northern Oil controls a 29.98% working interest in the well, which had an initial production rate of 1,286 BOPD.  The well had an initial tubing pressure of 2,500 psi on a 13/64th choke.

To the south, Northern Oil participated in the Porcupine #1-19H, a successful Bakken test well operated by Sinclair Oil and Gas in Dunn County, North Dakota.  Northern Oil controls a 29.02% working interest in the well, which had an initial production rate of 1,566 BOPD.  The well had an initial tubing pressure of 3,800 psi on a 26/64th choke. Directly offsetting the Porcupine well, Northern Oil is currently awaiting completion on the Sinclair operated Bighorn #1-6H (48.79% working interest (WI)) and the Sinclair operated Crosby Creek #1-5H (29.63% WI) wells.  These wells are expected to be fracture stimulated in early June.

In an important discovery drilled in the upper Bakken shale on the edge of the Elm Coulee field in Richland County, Montana, Northern Oil participated in the Rascal #1-18H, a successful upper Bakken shale test well operated by Slawson Exploration.  Northern Oil controls a 20.00% working interest in the well, which had an initial production rate of 707 BOPD.  The well had an initial tubing pressure of 1,600 psi on a 12/64th choke.  This well represents the third successful upper shale test by Slawson Exploration in Richland County, Montana.  Slawson and Northern refer to this exploration program as the Big Sky/Lambert prospect.

In an additional Three Forks delineating well, Northern Oil recently participated in the Goodson #1-28H, a successful Three Forks test well operated by Continental Resources in Divide County, North Dakota.  Northern Oil controls an 18.75% working interest in the well, which had an initial production rate of 690 BOPD.  The well had an initial tubing pressure of 1,350 psi, of which the choke was not available.  Importantly, this well continues to define the expanding productive area of the Three Forks formation.

Northern Oil also participated in the Hunter #1-8-17H, a successful Bakken test well operated by Slawson Exploration in Mountrail County, North Dakota.  Northern Oil controls an 11.74% working interest in the well, which had an initial production rate of 1,668 BOPD.  The well had an initial tubing pressure of 2,200 psi on a 13/64th choke.

Michael Reger, Chief Executive Officer, commented, “We believe 2011 will be another record breaking year of production growth as we continue to execute our business plan by turning high quality acreage into production and cash flow.  The wells detailed above represent the expansion of the delineated area of high-quality Three Forks production, the extension of the field into Montana and the continued success of Slawson’s drilling program in southern Mountrail County.  We continue to execute our strategy of acquiring high quality, non-operated acreage and turning it efficiently to production and cash flow.  The story and asset base of Northern Oil are narrowly-defined and Northern Oil’s business continues to trend upward.  We believe 2011 will be a year of phenomenal growth for Northern Oil and for the Bakken and Three Forks play in the Williston Basin.  Northern Oil retains significant excess liquidity and financial flexibility which provide the tools to execute its strategy.   With our significant inventory of wells drilling or completing, we continue to add meaningful production and cash flow.”

CURRENT DRILLING ACTIVITY

As of June 6, 2011, Northern Oil currently holds working interests in a total of 413 gross (35.96 net) producing wells and is participating in 139 gross (13.23 net) Bakken or Three Forks wells drilling, awaiting completion or completing.  The following is a list of wells currently drilling, awaiting completion or completing:

WELL NAME	OPERATOR	COUNTY/STATE	WI
BIGHORN #1-6H	SINCLAIR	DUNN, ND	48.79%
LOVE #11-2 #1H	URSA RESOURCES	WILLIAMS, ND	40.00%
GUNNISON #44-25H	PRIMA	BURKE, ND	39.35%
PELICAN #26-35-162-96H	SAMSON	DIVIDE, ND	38.86%
KANDIYOHI #1-19H	EOG	BURKE, ND	37.47%
CHARLIE SORENSON 17-8 #1-H	BRIGHAM	MOUNTRAIL, ND	33.58%
OLSON RANCH #1-21-16H	G3 OPERATING	ROOSEVELT, MT	33.00%
YUKON #12-1-163-98H	SAMSON	DIVIDE, ND	32.81%
MOORE #5304 13-1H	OASIS	WILLIAMS, ND	32.70%
HOLLAND #9-19H	NORTH PLAINS	WILLIAMS, ND	32.68%
DENALI #13-24-163-98H	SAMSON	DIVIDE, ND	32.45%
CROSBY CREEK #1-5H	SINCLAIR	DUNN, ND	29.63%
BLUE JAY #32-29-163-95H	SAMSON	DIVIDE, ND	29.13%
AV-SCHWARTZ ####-##-####H-1	HESS	BURKE, ND	29.08%
DIAMONDBACK #2-21H	SLAWSON	MOUNTRAIL, ND	25.23%
CYCLONE #1-21-16H	SLAWSON	MCKENZIE, ND	25.00%
FREDDY #1-8H	CONTINENTAL	DIVIDE, ND	24.97%
PARADISE #5892 11-30H	OASIS	MOUNTRAIL, ND	18.78%
OBENOUR #150-99-21-16-1H	NEWFIELD	MCKENZIE, ND	18.75%
HARLAN REBSOM #1-2-11H-143-95	OXY	DUNN, ND	17.81%
BORRUD #156-101-11D-2-1H	PETRO HUNT	WILLIAMS, ND	17.48%
SKEDSVOLD #150-101-4B-9-1H	PETRO HUNT	MCKENZIE, ND	17.19%
SHORT PRAIRIE #3-1415H	EOG	WILLIAMS, ND	17.10%
CRUISER #2-16-9H	SLAWSON	MOUNTRAIL, ND	16.44%
LYNN #5502 11-10H	OASIS	WILLIAMS, ND	15.68%
STATE JAEGER #1-16-21H-142-94	OXY	DUNN, ND	15.63%
CLEO 31X-5	XTO	WILLIAMS, ND	14.33%
SHORT PRAIRIE #7-1201H	EOG	WILLIAMS, ND	13.26%
MUSKRAT FEDERAL #2-28-33H	SLAWSON	MOUNTRAIL, ND	12.83%
LINK #12-1H	ZENERGY	MCKENZIE, ND	12.60%
LOSTWOOD #1-1201H	EOG	MOUNTRAIL, ND	12.52%
LOSTWOOD #18-1224H	EOG	MOUNTRAIL, ND	12.52%
LOSTWOOD #19-1324H	EOG	MOUNTRAIL, ND	12.52%
MATTER STATE #3-17H	CORNERSTONE	BURKE, ND	12.50%
MOE #19-18-162-100H 1PB	BAYTEX	DIVIDE, ND	12.24%
FERTILE #28-26H	EOG	MOUNTRAIL, ND	11.88%
EN-WANDER ####-##-####H-1	HESS	MOUNTRAIL, ND	11.84%
HUNTER #2-8-17H	SLAWSON	MOUNTRAIL, ND	11.74%
MUSTANG #7-6-163-98H	SAMSON	DIVIDE, ND	11.72%

WELL NAME	OPERATOR	COUNTY/STATE	WI
ALBERTINE 21X-2	XTO	WILLIAMS, ND	11.52%
LOSTWOOD #23-3526H	EOG	MOUNTRAIL, ND	11.51%
LOSTWOOD #20-1123H	EOG	MOUNTRAIL, ND	11.51%
LOSTWOOD #21-1402H	EOG	MOUNTRAIL, ND	11.51%
LOSTWOOD #22-1423H	EOG	MOUNTRAIL, ND	11.51%
LOSTWOOD #6-1102H	EOG	MOUNTRAIL, ND	11.51%
JACOBSON #8-33H	CORNERSTONE	BURKE, ND	11.14%
SUBMARINER FEDERAL #1-23-24H	SLAWSON	MOUNTRAIL, ND	10.89%
BATTALION #1-3H	SLAWSON	ROOSEVELT, MT	10.15%
KOSTELNAK #28-1H	HESS	DUNN, ND	10.00%
HOLM #9-4 1-H	BRIGHAM	MOUNTRAIL, ND	9.75%
EN-WEFALD ####-##-####H-2	HESS	MOUNTRAIL, ND	9.38%
EN-WEFALD ####-##-####H-3	HESS	MOUNTRAIL, ND	9.38%
FRANCHUK #44-20SWH	ENCORE	DUNN, ND	9.38%
UXBRIDGE #2-9H	CONTINENTAL	DIVIDE, ND	9.04%
ORCA FEDERAL #1-23-26H	SLAWSON	MOUNTRAIL, ND	8.44%
FORT BERHOLD #152-94-14C-11-1H	PETRO HUNT	MCKENZIE, ND	8.10%
HARDSCRABBLE #13-3526H	EOG	WILLIAMS, ND	7.81%
WHITE #157-100-17B-20-1H	PETRO HUNT	WILLIAMS, ND	7.55%
RELLA #18-19H	ZENERGY	WILLIAMS, ND	7.26%
WALDOCK #21-16H	MARATHON	MCLEAN, ND	7.05%
ROSENVOLD #1-30H	CONTINENTAL	DIVIDE, ND	6.44%
VARDON #1-14H	CONTINENTAL	MCKENZIE, ND	6.37%
KANDIYOHI #5-3031H	EOG	BURKE, ND	6.36%
SQUADRON #1-15-14H	SLAWSON	ROOSEVELT, MT	6.30%
BUCKLEY #1-9H	CONTINENTAL	RICHLAND, MT,	6.25%
JACOB MADISON #11-27H	MARATHON	MOUNTRAIL, ND	5.78%
KOESER #41-15 SWH	DENBURY	MCKENZIE, ND	5.59%
ELK USA #11-17H	MARATHON	MOUNTRAIL, ND	5.57%
1-H HUNTER #17-20	NEWFIELD	WILLIAMS, ND	5.55%
DAGGER #1-10H	SLAWSON	DUNN, ND	5.30%
RUTLEDGE #1-32H	CONTINENTAL	DUNN, ND	4.97%
LAMEY #1-30-31H-143-96	OXY	DUNN, ND	4.95%
BUFFALO #34-12H	MARATHON	DUNN, ND	4.91%
SCHA 33-34 #1-H	BRIGHAM	MOUNTRAIL, ND	4.88%
STENEHJEM #27-34-1H	ABRAXAS	WILLIAMS, ND	4.87%
BRUCE 5-8 #1H	ZAVANNA	WILLIAMS, ND	4.69%
SHELL #1-35-26H	HUNT OIL	MOUNTRAIL, ND	4.66%
EN-CHARLES WOOD ####-##-####H-1	HESS	MOUNTRAIL, ND	4.61%
WIZARD #2-35H	SLAWSON	MOUNTRAIL, ND	4.50%
FIELD TRUST 7-6 #1-H	BRIGHAM	WILLIAMS, ND	4.28%

WELL NAME	OPERATOR	COUNTY/STATE	WI
JAGUAR #2-32H	SLAWSON	MOUNTRAIL, ND	4.22%
NIGHTCRAWLER #2-17H	SLAWSON	MOUNTRAIL, ND	4.20%
OXY OLSON #160-90-10-P-1H	OXY	BURKE, ND	4.17%
AMBUSH #1-31-30H	SLAWSON	WILLIAMS, ND	3.96%
JOHNSON #44-32H	MARATHON	MOUNTRAIL, ND	3.87%
WALLACE #7-1H	HESS	DUNN, ND	3.76%
ROSS #27-2728H	EOG	MOUNTRAIL, ND	3.75%
SOVIG #150-100-22C-15-1H	PETRO HUNT	MCKENZIE, ND	3.59%
FERTILE #19-29H	EOG	MOUNTRAIL, ND	3.38%
KLINE #5300 11-18H	OASIS	WILLIAMS, ND	3.30%
L. TUFTO 7-6#1-H	BRIGHAM	WILLIAMS, ND	3.24%
BAGLEY #4-30H	SM ENERGY	DIVIDE, ND	3.20%
LEE #34-31 NWH	DENBURY	MCKENZIE, ND	3.16%
WANNEMACHER 1-4-9H-142-95	OXY	DUNN, ND	3.14%
WILLIAM 41X-06	XTO	MCKENZIE, ND	3.14%
GO-ALASKON-156-97-3427H-1	HESS	WILLIAMS, ND	3.13%
GO-SOINE A-156-97-3229H-1	HESS	WILLIAMS, ND	3.13%
KOUFAX #3-10 1H	ZAVANNA	MCKENZIE, ND	3.13%
WOODROW 24X-32	XTO	WILLIAMS, ND	3.12%
NELSON #2-26H	SINCLAIR	MOUNTRAIL, ND	3.11%
WARDNER #24-35H	MARATHON	DUNN, ND	3.09%
GLENDON #1-17H	CONTINENTAL	WILLIAMS, ND	3.05%
JUGHEAD FEDERAL #2-26H	SLAWSON	MOUNTRAIL, ND	2.81%
VERLYN STROMMEN #34-8H	MARATHON	DUNN, ND	2.50%
STORVIK 7-6 #1H	URSA RESOURCES	RICHLAND, MT	2.35%
DORIS 21X-5	XTO	WILLIAMS, ND	2.28%
EN-TRINITY ####-##-####H-2	HESS	MOUNTRAIL, ND	2.28%
EN-TRINITY ####-##-####H-3	HESS	MOUNTRAIL, ND	2.28%
BARMAN #15-7H	HESS	WILLIAMS, ND	2.25%
DAKOTA-3 ELK #16-21H	ZENERGY	MOUNTRAIL, ND	2.15%
CLEAR WATER #1-24-25H	HUNT OIL	MOUNTRAIL, ND	2.08%
HOVDE 33-4 #1H	BRIGHAM	MCKENZIE, ND	2.08%
SIDONIA #44-2821H	EOG	MOUNTRAIL, ND	1.79%
CHARLOTTE #1-22H	CONTINENTAL	MCKENZIE, ND	1.68%
MONT #3-3403H	EOG	WILLIAMS, ND	1.67%
DRONE #1-34-27H	SLAWSON	DUNN, ND	1.59%
LIBERTY LR #17-11H	EOG	MOUNTRAIL, ND	1.59%
ELEANOR TWIST #1-10-3H-143-95	OXY	DUNN, ND	1.57%

WELL NAME	OPERATOR	COUNTY/STATE	WI
HARTMAN #14-32H	MARATHON	DUNN, ND	1.57%
TILTON #34-7H	CONOCO	DUNN, ND	1.53%
THIEL 2 11X-12	XTO	RICHLAND, MT	1.47%
EN-CVANCARA A-155-93-3231H-1	HESS	MOUNTRAIL, ND	1.39%
FERTILE #45-29H	EOG	MOUNTRAIL, ND	1.25%
HELLAND #15-19H	HESS	WILLIAMS, ND	1.25%
JAMES HILL #9-0112H	EOG	MOUNTRAIL, ND	1.25%
EN-CHAMLEY ####-##-####H-1	HESS	MOUNTRAIL, ND	1.23%
EN-FRETHEIM A-155-93-3334H-1	HESS	MOUNTRAIL, ND	1.18%
AMY ELIZABETH #11-2H	ARSENAL	MOUNTRAIL, ND	1.13%
CLEARWATER #24-3025H	EOG	MOUNTRAIL, ND	1.02%
DEBBIE BAKLENKO USA #12-26H	MARATHON	MCKENZIE, ND	1.00%
RMJK #31-26H	MARATHON	MOUNTRAIL, ND	0.94%
LUCY FLECKENSTEIN #34-20H	MARATHON	DUNN, ND	0.78%
SOLBERG #15-8H	HESS	WILLIAMS, ND	0.78%
HAGEN #23-13H	TRUE OIL	MCKENZIE, ND	0.69%
EN-FRANDSON ####-##-####H-2	HESS	MOUNTRAIL, ND	0.61%
EN-FRANDSON ####-##-####H-3	HESS	MOUNTRAIL, ND	0.61%
DEVON #5601 12-17H	OASIS	WILLIAMS, ND	0.56%
MARTENS #2-5H	SINCLAIR	MOUNTRAIL, ND	0.56%
CANNONBALL FEDERAL #2-27-34H	SLAWSON	MOUNTRAIL, ND	0.55%

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company based in Wayzata, Minnesota.  Northern Oil's core area of focus is the Williston Basin Bakken and Three Forks play in North Dakota and Montana.

More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

CONTACT:

Investor Relations
Erik Nerhus
952-476-9800